UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 26, 2024

Forge Global Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39794	98-1561111
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Embarcadero Center Floor 15 San Francisco, California (Address of principal executive offices)	94111 (Zip Code)
(415) 881-1612
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FRGE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 26, 2024, Forge Global Holdings, Inc. (the “Company”) issued a press release announcing its results for the quarter and year ended December 31, 2023, as well as supplemental financial information and key business metrics to its website at https://ir.forgeglobal.com. Copies of the press release and supplemental materials are furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K (“Current Report”) and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Chief Operating Officer

On March 26, 2024, the Company announced the appointment of Drew Sievers as the Company’s Chief Operating Officer.
Before his appointment, Mr. Sievers, age 58, had served as the Company’s Chief Delivery Officer since January 2023, and the President of Forge Trust since July of 2021. Prior to this, he served as Chairman and Chief Executive Officer at Harvest Savings & Wealth Technologies from August 2016 to June 2021. Since May 2014, he has been a Managing General Partner of Operative Capital, an early stage investor in financial technology companies. He also served as Co-Founder and Chief Executive Officer at mobile banking leader mFoundry from 2003 to 2013. He previously served as the President of Novo from 1999 to 2002 and Chief Executive Officer at Novo from 2002 to 2003. Mr. Sievers earned his B.S. degree in Economics from the University of California, Santa Barbara in 1987.

Mr. Sievers has signed an employment agreement with the Company as detailed in Item 5.02(e) of this Current Report. Mr. Sievers has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act, nor are any such transactions currently proposed. There are no arrangements or understandings between Mr. Sievers and any other persons pursuant to which he was appointed as the Company’s Chief Operating Officer, and there are no family relationships between Mr. Sievers and any director or executive officer of the Company.

(e) Compensatory Arrangements of Certain Officers

Effective March 26, 2024, the Company entered into amended and restated employment agreements (collectively, the “Employment Agreements”) with certain executive officers of the Company pursuant to a form of executive employment agreement (the “Form of Executive Employment Agreement”). Each Employment Agreement for each applicable executive officer is described in more detail below. The description of each Employment Agreement is not complete and is qualified in its entirety by reference to the respective Employment Agreement for each executive, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Drew Sievers

Effective March 26, 2024, the Company entered into an Amended and Restated Employment Agreement with Mr. Sievers (the “Sievers Employment Agreement”). The Sievers Employment Agreement supersedes in its entirety that certain Amended and Restated Employment Agreement entered into by and between the Company and Mr. Sievers, dated September 20, 2023 and filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2023.

The Sievers Employment Agreement is at-will and provides Mr. Sievers with a base salary of not less than $415,000 per year, with the opportunity to participate in the Company’s standard employee benefits programs. The Sievers Employment Agreement further provides that Mr. Sievers will be eligible to receive an annual cash target bonus opportunity equal to 75% of his base salary, as well as annual equity compensation in accordance with the Company’s equity compensation plan. The amount and metrics of both such annual cash bonus and equity compensation will be determined by the Company’s Chief Executive Officer and the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”), or at the direction of the Board as a whole.

Pursuant to the Sievers Employment Agreement, if outside a Change in Control Period, Mr. Sievers is (a) terminated by the Company other than in connection with a Disability or for Cause (a “Without Cause Termination”) or (b) Mr. Sievers resigns for Good Reason (a “Good Reason Termination”), he shall be entitled to the below benefits (the “Non-CIC Benefits”). Each of the preceding capitalized terms are as defined in the Sievers Employment Agreement.

•a payment of his base salary (as in effect on the date Mr. Sievers’ employment terminates) for a period equal to the following: (1) in case of a Without Cause Termination, the lesser of 12 months and the number of whole months that Mr. Sievers was employed by the Company prior to such termination or (2) in the case of a Good Reason Termination, 18 months (such relevant time period from (1) or (2), the “Severance Period”), in each case, in payable in substantially equal installments in accordance with the Company’s payroll practice during the Severance Period;

•a lump sum cash payment equal to the Multiplier (defined as the quotient of the number of months in the Severance Period divided by 12) times the greater of (a) the average of the last two annual bonuses received by Mr. Sievers from the Company prior to the date his employment terminates, (b) the last annual bonus received by Mr. Sievers from the Company prior to the date his employment terminates, and (c) if Mr. Sievers has been continuously employed with the Company for less than two years as of the date his employment terminates, the average of (i) the last annual bonus received by Mr. Sievers from the Company or any of its affiliates prior to the date his employment terminates and (ii) Mr. Sievers’ target annual bonus for the year in which his employment terminates (if Mr. Sievers has not yet received a bonus as described in (i), his target bonus alone will be deemed the “average”);

•with respect to options or other equity based grants made to Mr. Sievers (1) for time-vested options or other equity based grants (including performance based grants for which actual performance achievement has already been certified as of the date of employment termination), accelerate his right to exercise all options that would have become exercisable through the end of the Severance Period and vest in all such equity grants that would have vested through the end of the Severance Period, (2) for performance based grants for which performance has not been certified as of the date of employment termination, determine and certify performance based on actual performance achieved after completion of the performance period in accordance with the terms of such grants, and vest all tranches of such performance grants on the date of such performance certification, and (3) treat Mr. Sievers as if he had remained employed by the Company until the end of the Severance Period so that the time period over which he has the right to exercise such options shall be the same as if there had been no termination of his employment until the end of the Severance Period; and

•reimbursement on an after-tax basis for the premium expenses Mr. Sievers incurs to participate in health care continuation coverage under COBRA for the duration of the Severance Period to the extent Mr. Sievers is eligible under applicable law.

Pursuant to the Sievers Employment Agreement, if during a Change in Control Period, Mr. Sievers is (a) terminated by the Company other than in connection with a Disability or for Cause or (b) Mr. Sievers resigns for Good Reason, Mr. Sievers shall be entitled to the below benefits (the “CIC Benefits”).

•a lump sum cash payment equal to 18 months of Mr. Sievers’ base salary as in effect on the date his employment terminates;

•a lump sum cash payment equal to one and one-half times the greater of (a) the average of the last two annual bonuses received by Mr. Sievers from the Company prior to the date Mr. Sievers’ employment terminates, (b) the last annual bonus received by Mr. Sievers from the Company prior to the effective date of a Change in Control, (c) the last annual bonus received by Mr. Sievers from the Company prior to the date Mr. Sievers’ employment terminates, and (d) if Mr. Sievers has been continuously employed with the Company for less than two years as of the date his employment terminates, the average of (i) the last annual bonus received by Mr. Sievers from the Company prior to the date his employment terminates and (ii) Mr. Sievers’ target annual bonus for the year in which his employment terminates (if Mr. Sievers has not yet received a bonus as described in (i), his target bonus alone will be deemed the “average” hereunder);

•with respect to options or other equity based grants made to Mr. Sievers (1) for time-vested options or other equity based grants (including performance based grants for which actual performance achievement has already been certified as of the date of employment termination), accelerate his right to exercise 100% of such options and vest in 100% of such equity grants so that Mr. Sievers has the right to exercise 100% of such options and receive 100% of such equity grants, (2) for performance based grants for which performance has not been certified as of the date of employment termination, determine and certify performance based on actual performance achieved after completion of the performance period in accordance with the terms of such grants, and vest all tranches of such performance grants on the date of such performance certification, and (3) treat Mr. Sievers as if he had remained employed by the Company until the end of the 18-month period following the date his employment terminates (the “Change in Control Severance Period”) so that the time period over which he has the right to exercise such options shall be the same as if there had been no termination of his employment until the end of such Change in Control Severance Period; and

•reimbursement on an after-tax basis for the premium expenses Mr. Sievers incurs to participate in health care continuation coverage under COBRA for the duration of the Change in Control Severance Period to the extent Mr. Sievers is eligible under applicable law.

Such payments are contingent on Mr. Sievers’ execution of a general release of claims in favor of the Company. The Sievers Employment Agreement also includes a requirement that Mr. Sievers comply with certain restrictive covenants, including confidentiality, non-compete, non-solicitation, and non-disparagement covenants.

Mark Lee

Effective March 26, 2024, Mark Lee, the Company’s Chief Financial Officer, and the Company amended his employment agreement dated as of September 20, 2023 (the “Lee Employment Agreement”) to include conforming changes to those included in the Form of Employment Agreement and the Sievers Employment Agreement, which provides that the post-termination non-competition and non-solicitation restricted period will not apply in the instance of Mr. Lee’s resignation without Good Reason, except in instances where the Board concludes that grounds for Cause exists (as each term is defined in Mr. Lee’s employment agreement). The Lee Employment Agreement, as amended effective March 26, 2024, supersedes in its entirety that certain Amended and Restated Employment Agreement entered into by and between the Company and Mr. Lee, dated September 20, 2023 (the “Previous Agreement”), and as described in the Company’s Current Report on Form 8-K filed on September 27, 2023 and filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on November 7, 2023. The amended Lee Employment Agreement contains materially the same terms and conditions as the Previous Agreement (as modified by the aforementioned conforming changes).

Jennifer Phillips

Effective March 26, 2024, the Company entered into an Amended and Restated Employment Agreement with Jennifer Phillips (the “Phillips Employment Agreement”), the Company’s Chief Growth Officer. The Phillips Employment Agreement supersedes in its entirety that certain Amended and Restated Employment Agreement entered into by and between the Company and Ms. Phillips, dated September 9, 2021.

The Phillips Employment Agreement is at-will and provides Ms. Phillips with a base salary of not less than $425,000 per year, with the opportunity to participate in the Company’s standard employee benefits programs. The Phillips Employment Agreement further provides that Ms. Phillips will be eligible to receive an annual cash target bonus opportunity equal to 136% of her base salary, as well as annual equity compensation in accordance with the Company’s equity compensation plan. The amount and metrics of both such annual cash bonus and equity compensation will be determined by the Company’s Chief Executive Officer and the Compensation Committee, or at the direction of the Board as a whole. Ms. Phillips’ compensatory arrangements pursuant to the Phillips Employment Agreement are otherwise on the same terms and conditions as the Sievers Employment Agreement and Lee Employment Agreement described above, including eligibility for Non-CIC Benefits and CIC Benefits, and a requirement that Ms. Phillips comply with certain restrictive covenants, including confidentiality, non-compete, non-solicitation, and non-disparagement covenants.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 26, 2024.
99.2	Supplemental Investor Information.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forge Global Holdings, Inc.

Date: March 26, 2024	By:	/s/ Kelly Rodriques
	Name:	Kelly Rodriques
	Title:	Chief Executive Officer